COMMUNITY FINANCIAL CORPORATION
38 North Central Avenue
Staunton, Virginia 24401
(540) 886-0796

June 25, 2004

Dear Fellow Stockholder:

       On behalf of the Board of Directors and management of Community Financial Corporation, we cordially invite you to attend the annual meeting of Community Financial Corporation stockholders. The meeting will be held at 6:30 p.m., local time, on July 28, 2004, at our executive offices located at 38 North Central Avenue, Staunton, Virginia 24401. The annual meeting will include management's report to you on our fiscal year 2004 financial and operating performance.

       The matters expected to be acted upon at the meeting are described in the accompanying notice of annual meeting of stockholders and proxy statement. An important aspect of the annual meeting process is the annual stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process.

       Whether or not you plan to attend the annual meeting, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save Community Financial additional solicitation expenses and will ensure that your shares are represented at the annual meeting.

       On behalf of your Board of Directors and management, I want to thank you for your attention to this important matter and express my appreciation for your confidence and support.

Very truly yours, James R. Cooke, Jr., D.D.S. Chairman of the Board

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COMMUNITY FINANCIAL CORPORATION
38 North Central Avenue
Staunton, Virginia 24401
(540) 886-0796

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on July 28, 2004

       NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Community Financial Corporation will be held at our executive offices located at 38 North Central Avenue, Staunton, Virginia 24401, on July 28, 2004, at 6:30 p.m., local time.

       At the annual meeting, stockholders of Community Financial will be asked to consider and vote on the election of two directors, each for a term of three years. Your Board of Directors recommends that you vote "FOR" each of the director nominees identified in the attached proxy statement.

       Stockholders also will transact any other business that may properly come before the annual meeting and any adjournments thereof. As of the date of this proxy statement, we are not aware of any other business to come before the annual meeting.

       The Board of Directors has fixed the close of business on June 1, 2004, as the record date for the annual meeting. This means that stockholders of record at the close of business on that date are entitled to receive notice of and to vote at the annual meeting and any adjournments thereof.

       The annual report to stockholders, which is not a part of the proxy soliciting materials, accompanies this notice of annual meeting of stockholders, proxy statement and form of proxy, which is first being mailed to stockholders on or about June 25, 2004.

       To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

       Thank you for your continued interest and support.

By Order of the Board of Directors Ramona W. Savidge Corporate Secretary

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Community Financial Corporation
38 North Central Avenue
Staunton, Virginia 24401
(540) 886-0796

____________________

PROXY STATEMENT

____________________

ANNUAL MEETING OF STOCKHOLDERS
To be held on July 28, 2004

____________________

INTRODUCTION

       The Community Financial Corporation Board of Directors is using this proxy statement to solicit proxies from the holders of common stock of Community Financial Corporation for use at Community Financial Corporation's annual meeting of stockholders and any adjournments thereof. The notice of annual meeting of stockholders, this proxy statement and the enclosed form of proxy are first being mailed to our stockholders on or about June 25, 2004. References to Community Financial, the Company, we, us and our refer to Community Financial Corporation, and as the context requires, Community Bank. Community Bank is the wholly-owned subsidiary of Community Financial.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting

       Our annual meeting will be held as follows:

Date:	July 28, 2004
Time:	6:30 p.m., local time
Place:	Executive Offices of Community Financial 38 North Central Avenue Staunton, Virginia 24401

Matters to Be Considered at the Annual Meeting

       At the annual meeting, stockholders of Community Financial are being asked to consider and vote upon the election of two directors, each for a term of three years. The stockholders also will transact any other business that may properly come before the annual meeting and any adjournments thereof. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

Who is Entitled to Vote?

       The Board of Directors has fixed the close of business on June 1, 2004, as the record date for the annual meeting. Only stockholders of record of Community Financial common stock on that date are entitled to receive notice of and to vote at the annual meeting and any adjournments thereof. Each stockholder of record on June 1, 2004, will be entitled to one vote for each share of Community Financial common stock

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held. On June 1, 2004, there were 2,078,906 shares of Community Financial common stock issued and outstanding and entitled to vote at the annual meeting.

What If My Shares Are Held in "Street Name" by a Broker, Bank or other Nominee?

       If you are the beneficial owner of shares held in "street name" by a broker, bank, or other nominee, your nominee, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your nominee, your nominee may nevertheless vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items, pursuant to current industry practice. The election of directors is considered a "discretionary" item.

How Will My Shares of Common Stock Held in Community Financial's Employee Stock Ownership and 401(k) Profit Sharing Plan Be Voted?

       We maintain an Employee Stock Ownership and 401(k) Profit Sharing Plan ("KSOP") which owns approximately 4.4% of Community Financial's common stock. Employees of Community Bank participate in the KSOP. Each plan participant instructs the trustee of the plan how to vote the shares of Community Financial common stock allocated to his or her account under the plan. If a plan participant properly executes the voting instruction card distributed by the plan trustee, the plan trustee will vote such participant's shares in accordance with his or her instructions. Where properly executed voting instruction cards are returned to the plan trustee with no specific instructions as how to vote at the annual meeting or if the plan participant fails to give timely voting instructions to the trustee with respect to the voting of the common stock allocated to his or her KSOP account, then in each case the plan trustee will vote those shares "FOR" each of management's director nominees.

How Many Shares Must Be Present to Hold the Meeting?

       A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Community Financial common stock outstanding on the record date will constitute a quorum. Broker "non-votes" will be included in determining the presence of a quorum at the annual meeting but are not considered present for purposes of voting on the non-discretionary items. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner or the nominee, despite having discretionary voting power with respect to a particular item, has not received instructions from the beneficial owner and has chosen not to vote on that item.

What If a Quorum Is Not Present at the Meeting?

       If a quorum is not present at the scheduled time of the meeting, a majority of the stockholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required for the Election of Directors

       Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Community Financial common stock. This means that the two director nominees with the most affirmative votes will be elected to fill the available seats. With respect to the election of directors,

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stockholders may vote either "for" or "withheld." Checking the box "withheld" on the proxy card is the equivalent of abstaining from voting on the election of directors and will have no effect on the vote.

       If a director nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority to vote for the election of directors on your proxy card.

       Your Board of Directors unanimously recommends that you vote "FOR" election of each of management's director nominees.

How to Vote at the Annual Meeting

       You may vote in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting. See "How to Revoke Your Proxy" below.

       Voting instructions are included on your proxy card. If you properly give your proxy and submit it to us in time to vote, the persons named as your proxy will vote your shares as you have directed. If you submit your proxy but do not make a specific choice as to how to vote, your proxy will be voted in accordance with the Community Financial Board's recommendation "FOR" the election of each director nominee.

       The persons named in the proxy will have the discretion to vote on any other business properly presented for consideration at the annual meeting in accordance with their best judgment. As of the date of this proxy statement, we are not aware of any other matters to be presented at the annual meeting other than those described in this proxy statement and the notice of annual meeting of stockholders accompanying the proxy statement.

       You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote. Please sign and return each proxy card you receive.

How to Revoke Your Proxy

       If you are the stockholder of record, you may revoke your proxy before it is voted by:

  submitting a new proxy with a later date,

  notifying the Corporate Secretary of Community Financial in writing before the annual meeting that you have revoked your proxy, or voting in person at the annual meeting.

       If you have instructed a broker, bank or other nominee to vote your shares, you must follow directions received from your nominee to change those instructions.

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       If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a proxy from the nominee and a letter indicating that you were the beneficial owner of Community Financial common stock on June 1, 2004, the record date for voting at the annual meeting.

Proxy Solicitation Costs

       Community Financial will pay the costs of soliciting proxies. Community Financial will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Community Financial common stock. In addition to solicitation by mail, directors, officers and employees of Community Financial may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

STOCK OWNERSHIP OF COMMUNITY FINANCIAL
CORPORATION COMMON STOCK

Stock Ownership of Directors and Executive Officers

       The following table presents information regarding the beneficial ownership of Community Financial common stock as of March 31, 2004, by:

  each director and director nominee of Community Financial;

  each named executive officer of Community Financial set forth in the "Summary Compensation Table" herein; and

  all of the executive officers and directors of Community Financial as a group.

No persons or entities (or group of affiliated persons or entities) are known by management to beneficially own more than five percent of the outstanding common stock of Community Financial.

       The persons named in this table have sole voting power for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to this table. The address of each person named in the table, except where otherwise indicated, is the same address as Community Financial. An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding common stock of Community Financial.

       Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options held by that person that are currently exercisable or exercisable within 60 days after March 31, 2004 are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of March 31, 2004, there were 2,078,906 shares of Community Financial common stock outstanding.

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	Amount and Nature of Common Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares Beneficially Owned (1)(2)(3)	Percent of Class
P. Douglas Richard, President and Chief Executive Officer and Director	47,140	2.2%
James R. Cooke, Jr., D.D.S., Chairman of the Board and Director(4)	42,568	2.0%
Jane C. Hickok, Vice Chairman of the Board and Director Nominee	84,080	4.0%
Charles F. Andersen, M.D., Director	45,340	2.2%
Charles W. Fairchilds, Director	10,910	*
Dale C. Smith, Director Nominee(5)	53,200	2.6%
Morgan N. Trimyer, Jr., Director	10,450	*
R. Jerry Giles, Senior Vice President and Chief Financial Officer(6)	40,639	1.9%
Chris P. Kyriakides, Senior Vice President/Regional President	27,931	1.3%
Norman C. Smiley, III, Senior Vice President	22,599	1.1%
Benny N. Werner, Senior Vice President	26,485	1.3%
All directors and executive officers of Community Financial as a group (11 persons)	411,342	18.2%

______________________

(1)	Includes shares of Community Financial common stock held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares of common stock the group member may be deemed to have sole or shared voting and/or investment powers.

(2)	Includes shares of common stock as to which the named individual has the right to acquire beneficial ownership, currently or within 60 days after March 31, 2004, pursuant to the exercise of stock options, as follows: Mr. Richard, 42,500 shares; Dr. Cooke, 10,000 shares; Mrs. Hickok, 5,000 shares; Dr. Andersen, 8,000 shares; Mr. Fairchilds, 8,500 shares; Mr. Smith, 7,500shares; Mr. Trimyer, 9,500 shares; Mr. Giles, 24,000 shares; Mr. Kyriakides, 26,000 shares; Mr. Smiley, 21,000 shares; Mr. Werner, 25,000 shares; and all directors and executive officers as a group, 187,000 shares.

(3)	Includes shares of common stock held by the KSOP that have been allocated to accounts of the following individuals: Mr. Richard, 2,275 shares; Mr. Giles, 1,939 shares; Mr. Kyriakides, 831 shares; Mr. Smiley, 1,399 shares; Mr. Werner, 1,285 shares; and all directors and executive officers as a group, 7,729 shares. Pursuant to the terms of the KSOP, each individual has the right to direct the voting of the shares of common stock allocated to his account.

(4)	As part of a Separation and Settlement Agreement dated March 16, 2000 (the "Agreement"), and finalized May 5, 2000, Dr. Cooke received an irrevocable proxy to vote 50,000 shares of Community Financial common stock. Thus, Dr. Cooke may be deemed to have sole voting power, but no investment power with respect to the 50,000 shares of Community Financial common stock covered by the irrevocable proxy.

(5)	Includes 12,150 shares of common stock held by Mr. Smith's spouse.
(6)	Includes 1,000 shares of common stock held by Mr. Giles' spouse.

Section 16(a) Beneficial Ownership Reporting Compliance

       Section 16(a) of the Securities Exchange Act of 1934 requires Community Financial's directors and executive officers, and persons who own more than 10% of Community Financial's common stock to report their initial ownership of Community Financial's common stock and any subsequent changes in that

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ownership to the SEC. Specific due dates for these reports have been established by the SEC and Community Financial is required to disclose in this proxy statement any late filings or failures to file.

       Community Financial believes, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended March 31, 2004, that all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied.

ELECTION OF DIRECTORS

       Our Board of Directors consists of seven members. Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified.

       The table below sets forth information regarding our Board of Directors, including their age, position with Community Financial and term of office. The "Director Since" column includes service on the Board of Directors of Community Bank as well as service on Community Financial's Board of Directors.

       The Board of Directors selects nominees for election as directors, based on the recommendation of the Nominating Committee. Jane C. Hickok and Dale C. Smith have each been nominated for re-election to the Board of Directors for a three year term. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The Board of Directors recommends you vote "FOR" each of management's director nominees.

Name	Age	Position(s) Held	Director Since	Term Currently Expires
Director Nominees for Terms to Expire at the 2007 Annual Meeting
Jane C. Hickok	67	Vice Chairman of the Board	1983	2004
Dale C. Smith	65	Director	1980	2004
		Continuing Directors
Charles F. Andersen, MD	62	Director	1990	2005
Charles W. Fairchilds	56	Director	1996	2005
James R. Cooke, Jr., D.D.S.	66	Chairman of the Board	1984	2006
Morgan N. Trimyer, Jr.	61	Director	2000	2006
P. Douglas Richard	60	President and Chief Executive Officer	2000	2006

       Set forth below is the principal occupation of each director and director nominee of Community Financial. All directors and nominees have held their present positions for at least five years, unless otherwise indicated.

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       Jane C. Hickok. Mrs. Hickok was elected Vice Chairman of the Board in October 1994. She retired as President and Chief Executive Officer of Community Bank in October 1994 after serving since 1984. Mrs. Hickok also retired as President and Chief Executive Officer of Community Financial in January 1995, but continues to serve as a director of Community Financial and Community Bank. Mrs. Hickok was elected as a director of Community Bank in 1983 and as a director of Community Financial in 1990 when it became the holding company of Community Bank.

       Dale C. Smith. Mr. Smith was the General Manager and Chief Executive Officer of Augusta Cooperative Farm Bureau, a farm supply and retail store, for thirty-nine years until his retirement September 1, 2002.

       Charles F. Andersen, M.D. Dr. Andersen is an orthopedic surgeon in private practice in Waynesboro, Virginia.

       Charles W. Fairchilds. Mr. Fairchilds has been the President of Allied Ready Mix Co., a concrete company located in Waynesboro, Virginia since 1987.

       James R. Cooke, Jr., D.D.S. Dr. Cooke has been a practicing dentist in Staunton, Virginia since 1965.

       P. Douglas Richard. Mr. Richard was appointed the Acting President and Chief Executive Officer of Community Financial and Community Bank on January 12, 2000, and became the President and Chief Executive Officer of Community Financial and Community Bank on April 26, 2000. He was appointed to the Board of Directors of Community Financial on April 26, 2000. From January 1, 1997, to January 12, 2000, Mr. Richard was a Senior Vice President of Community Bank. From December 1993 to January 1996, he was President and Chief Executive Officer of Seaboard Bancorp.

       Morgan N. Trimyer, Jr. In January 2001, Mr. Trimyer joined Bankers Insurance, LLC., an insurance company located in Richmond, Virginia, as a Vice President and the Director of Marketing. Mr. Trimyer served as Vice President and Partner of Welton, Duke & Hawks, Inc., an insurance company headquartered in Portsmouth, Virginia from 1984 until January 2001. He was also Vice President of Valley Insurance Agency, Inc. located in Lexington, Virginia.

BOARD MEETINGS, BOARD COMMITTEES AND
CORPORATE GOVERNANCE MATTERS

       Attendance at Board, Committee and Annual Stockholders' Meetings. The Board of Directors of Community Financial and Community Bank, its wholly-owned operating subsidiary, generally meet monthly. During fiscal 2004, each Board held 12 meetings. All directors are expected to attend each meeting of the Boards and the committees on which he or she serves, and are also expected to attend the annual stockholders' meeting. In fiscal 2004, no director attended less than 75% of the Community Financial Board meetings, Community Bank Board meetings and any committees thereof on which he or she served, and all directors attended last year's annual stockholders' meeting.

       "Independent" Directors. Each of our directors other than Mr. Richard, President and Chief Executive Officer of the Company, qualify as "independent" in accordance with the published listing requirements of the Nasdaq. The Nasdaq independence definition includes a series of objective tests, such as that the director is not an employee of the company and has not engaged in various types of business dealings with the company. As further required by the Nasdaq rules, the Board has made a subjective

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determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director's business and personal activities as they may relate to the Company and its management.

       In addition, as required by the Nasdaq rules, the members of the Audit Committee each qualify as "independent" under standards established by the U.S. Securities and Exchange Commission (the "SEC") for members of audit committees. The Audit Committee also includes at least one independent member who the Board has determined meets the qualifications of an "audit committee financial expert" in accordance with SEC rules, including that the person meets the relevant definition of an "independent director." Jane C. Hickok is the independent director who has been determined to be an audit committee financial expert.

       Board Committees and Charters. The Community Financial Board of Directors' principal standing committees during fiscal 2004 were the Audit, Stock Option and Nominating Committees. Community Financial does not pay any compensation to its officers or directors; all compensation matters, other than stock option grants, are addressed by Community Bank's Compensation and Benefits Committee, in consultation with Community Bank's Board of Directors (which has an identical make-up to that of the Company's Board of Directors). The entire Board of Directors of the Company acted as the Nominating Committee during fiscal 2004.

       In April 2004, the Board of Directors adopted written charters for its Audit, Nominating and newly established Compensation Committee, as well as a written code of business conduct and ethics that applies to all of our directors, officers and employees. You may obtain a copy of these documents free of charge by writing to: Corporate Secretary, Community Financial Corporation, 38 North Central Avenue, Staunton, Virginia 24401, or by calling (540) 886-0796. In addition, our code of business conduct and ethics has been filed with the SEC as Exhibit 14 to the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2004. Our Audit Committee and Nominating Committee charters are attached to this proxy statement as Appendices A and B, respectively.

       In July 2004, following the Company's annual meeting of stockholders, the Company's Board of Directors will appoint directors to serve on the Company's Audit, Compensation and Nominating Committees consisting of solely independent directors in accordance with the published listing standards of the Nasdaq. At that time, the responsibilities of the Stock Option Committee will be incorporated into the newly formed Compensation Committee.

       Audit Committee. The Audit Committee is currently comprised of Directors Cooke, Hickok (Chairperson), Smith and Fairchilds, each of whom meets the independence and financial literacy requirements required by the Nasdaq rules. The Audit Committee met four times during fiscal 2004. The Audit Committee provides assistance to the Board in fulfilling its oversight responsibility relating to the integrity of the Company's financial statements and the financial reporting process; the systems of internal accounting and financial controls; the Company's compliance with legal and regulatory requirements; the annual independent audit of the Company's financial statements; the independent auditors' qualifications and independence; the performance of the Company's internal audit function and independent auditors, and any other areas specified by the Board of potential financial risk to the Company. The Audit Committee is also responsible for the review and approval, on an ongoing basis, of all related party transactions for potential conflict of interest situations.

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       Stock Option Committee. The Company's Stock Option Committee administers our stock option and incentive plan and our recognition and retention plan, and reviews overall compensation policies for Community Financial. During fiscal 2004, the Stock Option Committee was comprised of Directors Cooke and Smith. In July 2004, the responsibilities of the Stock Option Committee will be incorporated into the Company's newly established Compensation Committee, to consist of Directors Cooke, Hickok (Chairperson), Fairchilds and Smith. Since Community Financial currently does not pay any salaries to its officers or employees, all compensation matters, except for stock-based compensation awards, are addressed by Community Bank's (our principal subsidiary) Compensation and Benefits Committee, which is comprised of Directors Cooke, Fairchilds, Hickok (Chairperson) and Smith. During fiscal 2004, the Stock Option Committee met one time and the Compensation and Benefits Committee of the Bank met one time. These committees are collectively responsible for determining compensation to be paid to the Bank's officers and employees, which are based on the recommendation of supervisors, including the President and Chief Executive Officer. President Richard is not present during voting or deliberations concerning his compensation.

       Nominating Committee. During fiscal 2004, every member of Community Financial's Board of Directors served on the Nominating Committee, which met one time with respect to the election of director nominees. The Nominating Committee is currently comprised of Directors Andersen, Cooke, Fairchilds, Hickok, Smith and Trimyer. The Nominating Committee is responsible for identifying individuals qualified to serve as board members and recommending to the Board of Directors the director nominees for election or appointment to the Board of Directors. Final approval of director nominees is determined by the full Board, based on the recommendation of the Nominating Committee.

       The Nominating Committee recommends candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Company's articles of incorporation and bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company's communities and shared values, as well as overall experience in the context of the needs of the Board as a whole. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations.

       Nominations, other than those made by the Board of Directors after its review of the recommendations of the Nominating Committee, must be made pursuant to timely notice in writing to the Corporate Secretary as set forth in Article I, Section 1.6 of the Company's bylaws. In general, to be timely, a stockholder's notice must be received by the Company not less than 60 days nor more than 90 days prior to the date of the scheduled annual meeting; however, if less than 70 days' notice of the date of the scheduled annual meeting is given by the Company, the stockholder has until the close of business on the tenth day following the day on which notice of the date of the scheduled annual meeting was made. The stockholder's notice must include the information set forth in Article I, Section 1.6.C of the Company's bylaws, which includes the following:

       (i)    as to each person whom a stockholder proposes to nominate for election as a director:

    all information relating to the proposed nominee that is required to be disclosed in the solicitation of proxies for election as a director or is otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934.

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       (ii)   as to the stockholder giving the notice:

    name and address of the stockholder as they appear on the Company's books;
    number of shares of the Company's common stock beneficially owned by the stockholder.

       The foregoing description is a summary of the Company's nominating process. Any stockholder wishing to propose a director candidate to the Company should review and must comply in full with the procedures set forth in the Company's articles of incorporation and bylaws, and Virginia law.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

       The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Community Financial specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

       The Audit Committee of Community Financial operates under a written charter adopted by the full Board of Directors. In fulfilling its oversight responsibility of reviewing the services performed by Community Financial's independent auditors, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent auditors. The Audit Committee also discussed with Community Financial's independent auditors the overall scope and plans for the audit. The Audit Committee met with the independent auditors to discuss the results of its audit, the evaluation of Community Financial's internal controls, and the overall quality of Community Financial's financial reporting. The Audit Committee also reviewed and discussed with the independent auditors the fees paid to the independent auditors; these fees are described under the caption "Independent Accountants" below.

       Community Financial's Chief Executive Officer and Chief Financial Officer also reviewed with the Audit Committee the certifications that each such officer will file with the SEC pursuant to the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002. Management also reviewed with the Audit Committee the policies and procedures it has adopted to ensure the accuracy of such certifications.

       The Audit Committee has issued the following report with respect to the audited financial statements of Community Financial for the fiscal year ended March 31, 2004.

  The Audit Committee has reviewed and discussed with Community Financial's management Community Financial's audited financial statements for the fiscal year ended March 31, 2004;

  The Audit Committee has discussed with Yount, Hyde & Barbour, PC, the independent auditors for Community Financial, those matters required to be communicated to audit committees in accordance with Statement on Auditing Standards No. 61 and the Sarbanes-Oxley Act of 2002;

  The Audit Committee has received the written disclosures and the letter from Yount, Hyde & Barbour, PC required by Independence Standards Board No. 1 disclosing the matters that, in the auditors' judgment, may reasonably be thought to bear on the auditors' independence from Community Financial, and has discussed with the auditors their independence from Community Financial; and

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       Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the fiscal year 2004 audited financial statements be included in Community Financial's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2004.

       Submitted by the Audit Committee of Community Financial's Board of Directors:

       Jane C. Hickok (Chairman)
       James R. Cooke, Jr., D.D.S.
       Charles W. Fairchilds
       Dale C. Smith

DIRECTOR COMPENSATION

       Directors are not paid for services on the Board of Directors of Community Financial. We may, if we believe it is necessary to attract or retain qualified directors or if it is otherwise beneficial to Community Financial, adopt a policy of paying directors for service on the Community Financial Board.

       Community Bank employees receive no extra pay for services as directors. Non-employee directors of Community Bank, other than the Chairman of the Board, receive a director's retainer fee of $900 per month and a meeting fee of $100 for each committee meeting attended. The Chairman of the Board receives a chairman's retainer fee of $1,800 per month. The Chairman of the Board receives no additional compensation for attending committee meetings.

       Effective January 1, 2004, the Bank entered into retirement agreements with each non-employee director. Under the terms of these agreements, each non-employee director was granted an initial annual benefit of $10,800, which amount increases at 3% per year for each full year of service after January 1, 2004. The annual benefit will generally commence upon the later of the director reaching age 70 or the director's retirement from the Board of Directors, and will be payable monthly for a period of 5 years. In the case of the director's death or disability prior to retirement, the annual benefit will commence in the month following the directors death or disability. No benefits are payable to the a director under these agreements if he or she is terminated as a director for cause by stockholders. The cost of benefits payable under the retirement agreements are expected to be offset by the earnings on life insurance purchased by the Bank.

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EXECUTIVE COMPENSATION

Summary Compensation Table

       The following table sets forth summary information, for the last three fiscal years, concerning compensation paid or accrued by Community Financial and its subsidiaries to each of the named executive officers for services rendered during such years.

       While the named executive officers received perquisites and other personal benefits in addition to salary and bonus during the periods stated, the aggregate amount of these perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the total of their annual salary and bonus and, therefore, has been omitted as permitted by the rules of the SEC.

	Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary(1) ($)	Bonus ($)	Securities Underlying Options (#)	All Other Compensation ($)

P. Douglas Richard President and Chief Executive Officer of Community Financial and Community Bank	2004	$160,000	$40,000	7,500	$6,4972)
	2003	147,000	30,000	2,000	5,783
	2002	135,054	15,000	4,000	5,934
Chris P. Kyriakides Senior Vice President of Community Financial and Senior Vice President/Regional President of Community Bank	2004	$105,000	$25,000	5,000	$4,345(2)
	2003	100,000	20,000	1,000	3,830
	2002	91,054	10,000	2,000	4,000
R. Jerry Giles Senior Vice President and Chief Financial Officer of Community Financial and Community Bank	2004	$95,400	$25,000	5,000	$4,998(2)
	2003	90,400	20,000	1,000	4,325
	2002	86,100	10,000	2,000	5,338
Benny N. Werner Senior Vice President of Community Financial and Community Bank	2004	$93,000	$25,000	5,000	$4,899(2)
	2003	88,000	20,000	1,000	4,297
	2002	83,000	10,000	2,000	5,183
Norman C. Smiley, III Senior Vice President of Community Financial and Community Bank/Chief Lending Officer of Community Bank	2004	$93,000	$25,000	5,000	$2,950(2)
	2003	82,500	20,000	1,000	2,563
	2002	75,000	10,000	2,000	1,701
______________________________
(1)	Salary includes amounts deferred at the election of the named executive officer under Community Financial's Employee Stock Ownership and 401(k) Plan ("KSOP").
(2)	Represents payments made by the Bank during fiscal 2004 to the KSOP on behalf of the named individual.

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Option Grants in Fiscal Year 2004

       The following table shows information with respect to grants of options to the named executive officers for the fiscal year ended March 31, 2004. The options were granted under Community Financial's existing option plan. All options granted to the named executive officers during fiscal 2004 are immediately exercisable.

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share)	Expiration Date
P. Douglas Richard	7,500	16.2%	$18.80	12/17/2013
Chris P. Kyriakides	5,000	10.8	18.80	12/17/2013
R. Jerry Giles	5,000	10.8	18.80	12/17/2013
Benny N. Werner	5,000	10.8	18.80	12/17/2013
Norman C. Smiley, III	5,000	10.8	18.80	12/17/2013

Aggregate Option Exercises in Last Fiscal Year and FY-End Option Values

       The following table sets forth the number and value of unexercised stock options held by the named executive officers at March 31, 2004. No stock options were exercised by the named executive officers during the fiscal year ended March 31, 2004; accordingly, no dollar amounts are set forth in the table below under the "Value Realized" column, which represents the difference between the fair market value of the underlying stock on the exercise date and the exercise or base price of the option(s).

       The dollar amounts set forth in the table below under the "Value of Unexercised In-the-Money Options at FY-End" column represent the difference between the exercise or base price of the named executive officer's stock option(s) and the $21.79 closing price per share of Community Financial common stock, based on the closing price of Community Financial common stock as reported on the Nasdaq Stock Market as of March 31, 2004, the last trading day of the fiscal year. The amounts set forth in the column "Value of Unexercised In-the-Money Options at FY-End" have not been, and may never be, realized. These options have not been, and may not ever be, exercised. Actual gains, if any, on exercise will depend on the value of Community Financial common stock on the date of exercise. There can be no assurance that these values will be realized. Unexercisable options are those which have not yet vested. As of March 31, 2004, all of the options held by the named executive officers were vested and exercisable.

			Number of Securities Underlying Unexercised Options at FY-End (#)	Value of Unexercised In-the-Money Options at FY-End ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
P. Douglas Richard	---	$---	42,500/---	$399,430/---
Chris P. Kyriakides	---	---	26,000/---	208,400/---
R. Jerry Giles	---	---	24,000/---	215,450/---
Benny N. Werner	---	---	25,000/---	175,320/---
Norman C. Smiley, III	---	---	21,000/---	156,940/---

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Employment, Retirement and Severance Agreements with Named Executive Officers

       Employment Agreements. Community Bank currently has an employment agreement with Mr. Richard, for his services as President and Chief Executive Officer of Community Bank, and Mr. Kyriakides, as Senior Vice President/Regional President of Community Bank.

      Currently, Mr. Richard's employment agreement expires on March 31, 2006 and Mr. Kyriakides' employment agreement expires on March 31, 2006. Mr. Richard's minimum annual base salary under his agreement is $125,000, with his current base salary at $160,000 at March 31, 2004. Mr. Kyriakides' minimum annual base salary under his agreement is $91,000, with his current base salary at $105,000 at March 31, 2004. Base salary under each agreement may be increased at the sole and absolute discretion of Community Bank's Board of Directors. Messrs. Richard and Kyriakides are also entitled to participate (i) in performance-based and discretionary bonuses, if any, as are authorized and declared by the Board of Directors of Community Bank and (ii) employee benefit and welfare programs applicable to executive officers of the Company. The agreements provide for termination of the executive upon his death, for cause or in certain events specified by the Office of Thrift Supervision regulations.

       In the event Mr. Richard is terminated without cause or resigns for good reason, he will receive, as liquidated damages, the greater of (i) 1.5 times the total cash compensation paid or payable to him during the 12 full consecutive months immediately preceding the effective date of his termination of employment or (ii) the salary due to him for the remaining term of his agreement. Mr. Kyriakides, if he is terminated without cause or resigns for good reason, is entitled to receive for 12 months following the date of his termination an amount, in the aggregate, equal to his annual minimum base salary under his agreement. In addition, Community Bank also shall maintain in full force and effect for the continued benefit of each executive for 12 months following the effective date of his termination or resignation, as the case may be, at no cost to him, substantially the same health and other benefits available to him in effect immediately prior to such termination. The foregoing payments would be reduced by any cash compensation or health and other benefits actually paid to, or receivable by, Messrs. Richard and Kyriakides from another employer during the period they are receiving post-termination compensation benefits from Community Bank.

       In the event Messrs. Richard's or Kyriakides' employment is terminated in connection with or following a "change in control" (as defined in their employment agreements), then the executive will be entitled to receive a cash payment in an amount not to exceed 2.99 times his "base amount" as determined under Section 280G of the Internal Revenue Code of 1986, as amended. Accordingly, if Mr. Richard and Mr. Kyriakides were terminated as of March 31, 2004, they would have been entitled to receive a cash payment of approximately $478,400 and $313,950, respectively, pursuant to this provision.

       Retirement Agreements. The Bank entered into Supplemental Executive Retirement Agreements, effective January 1, 2004, with Messrs. Richard, Kyriakides, Giles, Smiley and Werner. These retirement agreements are designed to provide the executive officers with additional incentives to further the Company's growth and development and as an inducement to remain in its service. Benefits will generally commence upon the later of the executive reaching age 65 or the executive's retirement, at a benefit level equal to between 20% to 30% of his final compensation, and will be paid for a period of 15 years. Assuming benefits commenced on March 31, 2004, the estimated annual retirement benefits payable under these retirement agreements would be $48,000 for Mr. Richard, $21,000 for Mr. Kyriakides, $23,850 for Mr. Giles, $18,600 for Mr. Smiley and $23,250 for Mr. Werner. Benefits payable under the retirement agreements are unfunded, unsecured obligations of the Bank. The cost of benefits payable under the retirement agreements are expected to be offset by the earnings on life insurance purchased by the Bank.

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       Severance Agreements. Community Bank has also entered into a severance agreement with each of Messrs. Giles, Smiley and Werner. These agreements were originally entered into with the executives on April 1, 2000 for a period of one year and have been extended each year since, and currently terminate on April 1, 2005. Under the severance agreements, if the executive is terminated in connection with or within 12 months following a "change in control" (as defined in their agreements), then the executive will be entitled to receive a cash payment in an amount equal to 18 months of his then current salary. Based on the foregoing, if Messrs. Giles, Smiley and Werner were terminated as of March 31, 2004, they would have been entitled to receive a cash payment of approximately $143,100, $139,500 and $139,500, respectively, pursuant to this provision.

       All of the above payments that would be made in connection with a change in control are subject to cut-back to the extent the payments would result in either the loss of a deduction to Community Bank or the imposition of a penalty tax on the executive.

RELATIONSHIP WITH INDEPENDENT AUDITORS

General

       The Audit Committee has renewed its arrangement with Yount, Hyde & Barbour, P.C. to be its independent auditors for the fiscal year ending March 31, 2005. In making its determination to renew its arrangement with Yount, Hyde & Barbour, P.C. as the Company's independent auditors for the 2005 fiscal year, the Audit Committee considered the non-audit services that the independent auditors provided during the 2004 fiscal year and determined that the provision of these services is compatible with and does not impair the auditors' independence. The Audit Committee pre-approves all audit and non-audit services performed by the independent auditors. A representative of Yount, Hyde & Barbour, P.C. is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Independent Auditing Firm Fees

       Yount, Hyde & Barbour, P.C. was the Company's principal auditor for fiscal 2003 and 2004. The aggregate fees billed to the Company by Yount, Hyde & Barbour, P.C. and its affiliates for the fiscal years ended March 31, 2003 and 2004 were as follows:

	Year Ended March 31,
	2003	2004
Audit Fees	$47,825	$44,900
Audit Related Fees (1)	2,600	5,159
Tax Fees (2)	3,478	4,392
All Other Fees (3)	---	4,800
       ____________________________
(1)	Primarily for FHLB collateral verification engagement and consultation regarding financial accounting and reporting standards. Fiscal 2004 also included fees for services related to the Company's 2003 Stock Option and Incentive Plan.
(2)	Primarily for tax return preparation services and consulting services concerning tax compliance issues.
(3)	Primarily for accounting and consulting services related to the sale of the Bank's mortgage company and the purchase of Bank Owned Life Insurance during fiscal 2004.

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Pre-Approval of Audit and Non-Audit Services

       Pursuant to the terms of its charter, the Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the independent auditors. The Audit Committee must pre-approve the engagement letters and the fees to be paid to the independent auditors for all audit and permissible non-audit services to be provided by the independent auditors and consider the possible effect that any non-audit services could have on the independence of the auditors. The Audit Committee may establish pre-approval policies and procedures, as permitted by applicable law and SEC regulations and consistent with its charter for the engagement of the independent auditors to render permissible non-audit services to the Corporation, provided that any pre-approvals delegated to one or more members of the committee are reported to the committee at its next scheduled meeting. At this time, the Audit Committee has not adopted any pre-approval policies.

CERTAIN TRANSACTIONS

       Community Bank has followed a policy of granting loans to officers and directors. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, are made in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

       All loans made by Community Bank to its directors and executive officers are subject to the Office of Thrift Supervision regulations restricting loan and other transactions with affiliated persons of Community Financial. All loans to directors and executive officers were performing in accordance with their terms at March 31, 2004.

STOCKHOLDER PROPOSALS

       In order to be eligible for inclusion in next year's proxy materials for the annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at our main office located at 38 North Central Avenue, Staunton, Virginia 24401, on or before February 25, 2005. To be considered for presentation at next year's annual meeting, although not included in the proxy materials, any stockholder proposal must be received at our main office on or before June 28, 2005; provided, however, that in the event that the date of next year's annual meeting is held before July 8, 2005 or after September 26, 2005, the stockholder proposal must be received on or before the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was first made.

       All stockholder proposals for inclusion in Community Financial's proxy materials shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934 and, as with any stockholder proposal, regardless of whether it is included in our proxy materials, Community Financial's certificate of incorporation and bylaws and Virginia law.

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ANNUAL REPORTS

       Stockholders of record on June 1, 2004, should have received a copy of our 2004 annual report to stockholders either with this proxy material or prior to its receipt. If, upon receipt of this proxy material, you have not received the annual report to stockholders, please write to the Corporate Secretary at the address below and a copy will be sent to you. The annual report does not constitute a part of the proxy solicitation material and is not incorporated herein by reference.

       In addition, a copy of Community Financial's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2004, is available to each record and beneficial owner of Community Financial's common stock without charge upon written request to the Corporate Secretary, Community Financial Corporation, 38 North Central Avenue, Staunton, Virginia 24401.

OTHER MATTERS

       We are not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

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Appendix A

Charter of the Audit Committee of the Board
of Directors of Community Financial Corporation

I.  Statement of Policy

       The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Community Financial Corporation (the "Corporation") to represent and provide assistance to the Board in fulfilling its oversight responsibility relating to the integrity of the Corporation's financial statements and the financial reporting processes; the systems of internal accounting and financial controls; the Corporation's compliance with legal and regulatory requirements; the annual independent audit of the Corporation's financial statements; the independent auditors' qualifications and independence; the performance of the Corporation's internal audit function and independent auditors and any other areas specified by the Board of potential financial risks to the Corporation. The Committee shall annually prepare a report to shareholders as required by the Securities and Exchange Commission (the "SEC") for inclusion in the Corporation's annual proxy statement. In discharging its duties and responsibilities, the Committee is empowered to investigate any matter brought to its attention, with full access to all necessary books, records, facilities and personnel of the Corporation, and has the authority to retain at the Corporation's expense special legal, accounting or other advisors,consultants or experts as it deems appropriate.

       In fulfilling its responsibilities, it is recognized that members of the Committee are not employees of the Corporation. The Corporation's management is responsible for preparing the Corporation's financial statements. The independent auditors are responsible for auditing the Corporation's annual financial statements and reviewing the Corporation's quarterly financial statements prior to the filing of the Corporation's annual and quarterly reports on Forms 10-K and 10-Q with the SEC. It is not the duty or responsibility of the Committee or its members to conduct auditing or accounting reviews or procedures or to determine that the Corporation's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles ("GAAP") and applicable rules and regulations. These are the responsibilities of management and the independent auditors. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Corporation from whom and from which he or she receives information and the accuracy of the financial and other information provided to the Committee by such persons or organizations, absent actual knowledge to the contrary (which shall be promptly reported to the Board).

II.  Committee Composition and Meetings

       The Committee composition shall be in accordance with the Nasdaq Stock Market (the "Nasdaq") listing standards. The Committee shall be comprised of three or more directors (including a chairperson) as appointed annually by the Board, considering the recommendation of the Nominating Committee, each of whom shall meet the independence requirements of the Nasdaq and SEC for audit committee members, and each of whom shall be free from any relationship that would interfere with the exercise of his or her independent judgment. Each member of the Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment. At least one member of the Committee may be designated annually by the Board as an "audit committee financial expert," as the SEC defines that term and as the Board interprets such qualification in its business judgment consistent with such definition. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies, subject to the qualification requirements of this Charter.

       The Committee shall meet as necessary. The Committee chairperson shall prepare and/or approve an agenda in advance of each meeting. If the chairperson is not available for a meeting, the other members of the Committee may appoint a temporary chairperson for such meeting. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. The Committee

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shall meet separately, periodically, with management, the chief internal auditor and/or other members of the Corporation's Internal Audit Department and the independent auditors, to discuss any matters that the Committee or any of these persons believes should be discussed. The Committee may also meet separately with regulatory examiners.

III.  Committee Duties, Responsibilities and Processes

       The following shall be the principal duties, responsibilities and recurring processes of the Committee in carrying out its oversight role. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate. The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions at the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Corporation, or (c) the laws of its jurisdiction of incorporation.

       As part of its oversight responsibility, the Committee shall:

     Review Procedures

  Review and discuss the form of presentation and type of information to be contained in earnings press releases. The Committee need not discuss in advance each earnings release or each instance in which the Corporation may provide earnings guidance.

  Prior to the filing of annual reports on Form 10-K, review and discuss with management and the independent auditors: (i) the Corporation's annual consolidated financial statements; (ii) matters that affect the Corporation's consolidated financial statements; (iii) the audit of the annual financial statements and the independent auditors' report, and any other matters required to be communicated to the Committee by the independent auditors, as well as discussions regarding qualitative judgments of the independent auditors about the appropriateness, not just the acceptability, of the Corporation's accounting principles, and the clarity of the financial statements; (iv) all critical accounting policies and practices to be used; (v) any matters required to be communicated to the Committee by the independent auditors in accordance with SAS Nos. 61 and 71 or any other SAS; and (vi) other material written communications between the independent auditors and management. Prior to the filing of the Corporation's Annual Report on Form 10-K, recommend to the Board whether the audited financial statements should be included in the Form 10-K.

  Regularly review with the independent auditors any problems or difficulties encountered in the course of the audit work and management's response, including any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

  Review: (i) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation's selection or application of accounting principles, and any major issues as to the adequacy of the Corporation's internal controls and any special audit steps adopted in light of any material control deficiencies; (ii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the

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  preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Corporation's financial statements. In consultation with management, the independent auditors and the internal auditors, monitor the integrity and effectiveness of the Corporation's financial reporting processes and systems of internal controls, including reviewing and discussing major financial risk exposures and the steps management has taken to monitor, control and report such exposures; and review significant findings relating to the foregoing prepared by the independent auditors or the internal auditors, together with management's responses and follow-up to these reports.

  Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Such procedures have been established by the Committee and are set forth in the Corporation's Code of Business Conduct and Ethics.

    Independent Auditors and Other External Services

  The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors, including resolution of disagreements between management and the independent auditors regarding financial reporting. The independent auditors shall report directly to the Committee.

  Pre-approve the engagement letters and the fees to be paid to the independent auditors for all audit and permissible non-audit services to be provided by the independent auditors and consider the possible effect that any non-audit services could have on the independence of the auditors. The Committee may establish pre-approval policies and procedures, as permitted by applicable law and SEC regulations and consistent with this Charter, for the engagement of the independent auditors to render permissible non-audit services to the Corporation, including but not limited to policies that would allow the delegation of pre-approval authority to one or more members of the Committee, provided that any pre-approvals delegated to one or more members of the Committee are reported to the Committee at its next scheduled meeting.

  Evaluate the qualifications, independence and performance of the independent auditors annually. This evaluation shall include a review and discussion of the annual communication as to independence delivered by the independent auditors required by Independence Standards Board Standard No. 1. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law and the rotation of any other audit partner whose rotation is required by the regulations of the SEC.

  Review the audit plan of the independent auditors -- discuss scope, staffing, timing, estimated and actual fees, reliance upon management and internal audit and general audit approach.

  Set clear hiring policies for employees or former employees of the independent auditors.

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    Internal Audit Department

  Review the budget, program, changes in program, activities, strategies, organizational structure and qualifications of the Internal Audit Department, as needed, it being understood that the Internal Audit Department functionally reports directly to the Committee. Evaluate whether the Internal Audit Department operation and structure permits unrestricted access by internal auditors to records, personnel and physical properties relevant to the performance of its responsibilities and to top management, the Committee and the Board. Assess the appropriateness of the resources allocated to internal auditing. Evaluate the effectiveness of the internal audit function.

  Review the appointment, performance and replacement, if appropriate, of the chief internal auditor. Decisions regarding hiring or termination of the chief internal auditor require endorsement by the Committee. The chairperson of the Committee will also be involved in performance evaluation and compensation decisions related to the chief internal auditor.

  Review significant issues presented by the Internal Audit Department together with management's response and follow-up to these reports.

    Other Committee Responsibilities

  Review and reassess the adequacy of this Charter at least annually, and recommend any proposed changes to the Board for its approval. Ensure the publication of this Charter in accordance with SEC regulations.

  Maintain minutes of meetings and report regularly to the Board on the Committee's activities. Review with the Board any issues that arise with respect to the quality or integrity of the Corporation's financial statements, the Corporation's compliance with legal or regulatory requirements, the performance and independence of the independent auditors, or the performance of the internal audit function.

  Conduct an appropriate review of and approve all related party transactions on an ongoing basis, as required by the Nasdaq listing standards. For these purposes, the term "related party transactions" shall refer to transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

  Review with the Corporation's chief corporate counsel: (i) any significant legal matter that could have a material impact on the Corporation's financial statements; (ii) legal compliance matters, including corporate securities trading policies and material notices to or inquiries received from governmental agencies; and (iii) reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

  Review disclosures made to the Committee by the Corporation's CEO and CFO during their certification process for the Forms 10-K and 10-Q with respect to the financial statements and about any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting and any fraud, whether or not material, involving management or other employees who have a significant role in the Corporation's internal control over financial reporting.

  Ensure required certifications are made to Nasdaq: (i) that a formal written charter has been adopted for the Committee and that the Committee has reviewed and reassessed the

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  adequacy of the charter on an annual basis; and (ii) as to the independence of the members of the Committee.

  Perform any other activities consistent with this Charter, the Corporation's bylaws or governing law as the Committee or the Board deems necessary or appropriate.

IV.  Funding

       The Corporation shall provide the Committee with appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of: (i) compensation to the independent auditors and to any advisors employed by the Committee; and (ii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

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Appendix B

Charter of the Nominating Committee
of the Board of Directors of
Community Financial Corporation

I.  Statement of Policy

     The Nominating Committee (the "Committee") shall be appointed by the Board of Directors (the "Board") of Community Financial Corporation (the "Corporation") for the purpose of (i) identifying individuals qualified to serve as Board members, consistent with criteria approved by the Board; and (ii) recommending to the Board the director nominees for election or appointment to the Board of Directors.

II.  Committee Composition and Meetings

     The Committee shall be comprised of three or more directors (including a chairperson) as appointed annually by the Board, each of whom shall be an independent director as defined by the Nasdaq Stock Market (the "Nasdaq") listing standards and each of whom shall be free from any relationship that would interfere with the exercise of his or her independent judgment. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies, subject to the qualification requirements of this Charter. The Committee shall meet as circumstances require.

III.  Committee Duties, Responsibilities and Process

     The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions at the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Corporation, or (c) the laws of its jurisdiction of incorporation.

     The Committee may request that any directors, officers or employees of the Corporation, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

     The Committee shall have the following responsibilities:

  Recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board.

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  Recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Corporation's Articles or Certificate of Incorporation and Bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Corporation's communities and shared values, as well as overall experience in the context of the needs of the Board as a whole.

  Review nominations submitted by stockholders, which have been addressed to the corporate secretary, and which comply with the requirements of the Articles or Certificate of Incorporation and the Bylaws. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations.

  Annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary.

  Perform any other duties or responsibilities expressly delegated to the Committee by the Board.

IV.  Investigations and Studies; Outside Advisers

     The Committee may conduct or authorize studies of or investigations into matters within the Committee's scope of responsibilities, and may retain, at the Corporation's expense, such counsel or other advisers as it deems necessary (which may, if the Committee deems it appropriate, be the Corporation's regular counsel or advisers). The Committee shall have the authority to retain or terminate one or more search firms to assist the Committee in carrying out its responsibilities, including authority to approve the firm's fees and retention terms, which fees shall be borne by the Corporation.

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END

REVOCABLE PROXY	COMMUNITY FINANCIAL CORPORATION July 28, 2004 ANNUAL MEETING OF STOCKHOLDERS

            The undersigned hereby appoints the members of the Board of Directors of Community Financial Corporation, and the survivors of them, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Community Financial which the undersigned is entitled to vote at the annual meeting of stockholders, to be held on Wednesday, July 28, 2004, at 6:30 p.m., local time, and at any and all adjournments thereof, as follows:

  I.   The election as directors of all nominees listed below for three-year terms to expire in the year 2007 (except as marked to the contrary). The Board of Directors recommends a vote "FOR" the listed nominees.

        FOR                WITHHELD                 FOR ALL EXCEPT

Instructions: To vote for all nominees mark the box "FOR" with an "X." To withhold your vote for all nominees mark the box "WITHHELD" with an "X." To withhold your vote for an individual nominee mark the box "FOR ALL EXCEPT" with an "X" and strike a line through the nominee's name in the list below for whom you wish your vote withheld.

            Nominees:            JANE C. HICKOK            DALE C. SMITH

This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" all of the nominees. If any other business is presented at such meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the board of directors knows of no other business to be presented at the annual meeting.

Important! Please sign and date this card on the reverse side!

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of Community Financial at or before the annual meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of Community Financial at or before the annual meeting; or (iii) attending the annual meeting and voting in person. Attendance at the annual meeting will not in and of itself constitute revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

            The undersigned acknowledges receipt from Community Financial, prior to the execution of this proxy, of the Notice of the Annual Meeting, a Proxy Statement dated June 25, 2004 and the Annual Report to Stockholders for the fiscal year ended March 31, 2004.

Dated: _________________________, 2004

SIGNATURE OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.